EXHIBIT 21.01


                                                         List of Subsidiaries


                                                            Jurisdiction
                        Subsidiary                        of Organization       Ownership
---------------------------------------------------    ---------------------    ---------
Hartcourt Capital Inc.                                 British Virgin Island         100%
Hartcourt Companies, Ltd.                              British Virgin Island         100%
Ai-Asia, Inc.                                          British Virgin Island         100%
Shanghai Huaqing Enterprise Development Co., Ltd.      People's Republic of
                                                               China                  51%
Shanghai GuoWei Science and Technology Co., Ltd.       People's Republic of
                                                               China                  45%
Guangdong NewHuaSun Computer Co., Ltd.                 People's Republic of
                                                               China                  45%
WenZhou ZhongNan Computer Co., Ltd.                    People's Republic of
                                                               China                  51%
WenZhou ZhongShuo Computer Co., Ltd.                   People's Republic of
                                                               China                  51%
WenZhou Huaqing Computer Co., Ltd.                     People's Republic of
                                                               China                  51%
WenZhou ZhongNan Science and Technology Co., Ltd.      People's Republic of
                                                               China                  51%
WenZhou Lianqiang Network Technology Co., Ltd.         People's Republic of
                                                               China                  51%
Hartcourt Hi-tech Investment (Shanghai) Co., Ltd.      People's Republic of
                                                               China                 100%
Ai-Asia (Shanghai) Inc.                                People's Republic of
                                                               China                 100%